COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT

OF

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

Supplement dated September 10, 2010 to Prospectuses dated April 30, 2010 for Select Reward and Resource Annuity Contracts

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The Board of Trustees of Eaton Vance Variable Trust (the “Trust”) has approved the liquidation of the Eaton Vance VT Worldwide Health Sciences Fund (the “Fund”) of the Trust.  The liquidation is scheduled to occur on or about September 17, 2010 (the “Liquidation Date”).

Prior to the Liquidation Date, Contract owners with allocations invested in the Fund may transfer to any of the other investment options available under the Contract.   This transfer will be free of charge and will not count toward the number of free transfers that you may make each year.  You may call us at 1-800-366-1492 to make a transfer.

If we do not receive a transfer request from a Contract owner, any allocations to the Fund after the close of business on the day prior to the Liquidation Date will be transferred to the Subaccount investing in the Goldman Sachs VIT Money Market Fund.  These funds will remain invested in the Goldman Sachs VIT Money Market Fund until the Contract owner transfers the funds into another investment option.  For more information about the other investment options available to you, please see the prospectus for your Contract.

For more information about the liquidation, please see the Prospectus Supplement for Eaton Vance VT Worldwide Health Sciences Fund of the Eaton Vance Variable Trust dated May 14, 2010.

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Commonwealth Annuity Select Resource (CwA)

Commonwealth Annuity Select Reward (CwA)